                                                                     Exhibit 3.4


                                           ---------------------------
                                           [ Certificate of change of]
        DEAN HELLER                        [   Resident Agent and/or ]
        Secretary of State                 [  Location of Registered ]
  [  ]                                     [         Office          ]
  [  ]  101 North Carson Street, Suite     ---------------------------
        Carson City, Nevada 89701-
        (775)684-5700
        ___________________________________________________________

General Instructions for this form:
        1. Please print legibly or type; Black Ink Only.
        2. Complete all fields.
        3. The physical/Nevada address of the resident agent must be set forth; PMB's are not acceptable.
        4. Ensure that document is signed in signature fields.
        5. Include the filing fee of $15.00.
                                                               Filed-JF
                                                               October 24, 2000
                                                               Dean Heller
_______________________________________________________________________________
                                                            Secretary of State


                       Mpower Communications Corp.
                __________________________________________
                             Name of Entity

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one)[x] Change of Resident Agent[x] Change of Location of Registered Office.

The former resident agent and/or location of the registered office was:

       Resident Agent:     Nield J. Montgomery
                         ---------------------------------------------

       Street No.:         3301 N. Buffalo Drive
                         ---------------------------------------------

       City, State, Zip:   Las Vegas, NV 89129
                         ---------------------------------------------

The resident agent and/or location of the registered office is changed to:

       Resident Agent:     CT Corporation System
                         ---------------------------------------------

       Street No.:         6100 Neil Road, Suite 500
                         ---------------------------------------------

       City, State, Zip:   Reno, NV 89511
                         ---------------------------------------------

       NOTE: For an entity to file this certificate, the signature of one officer is required.



                       The certificate does not need to be notarized.


                             Russell I. Zuckerman, Secretary
                       -----------------------------------------
                                     Signature
                       Russell I. Zuckerman, Corporate Secretary

Certificate of Acceptance of Appointment by Resident Agent:

I, The Corporation Trust Company of Nevada, hereby accept the appointment as
   ----------------------------------------
Resident Agent for the above-named business entity.


               F. Martin                                October 24, 2000
----------------------------------------        -------------------------------
Signature of Resident Agent (Pittsburgh)                      Date